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                          VANGUARD LIFESTRATEGY FUNDS
                             PROSPECTUS SUPPLEMENT
                                JANUARY 9, 1996

The investment policies of Vanguard LIFEStrategy Funds have been revised by adjusting the investment allocation of each LIFEStrategy Portfolio's assets among the underlying Vanguard Funds. The allocation to the Vanguard Asset Allocation Fund is being reduced from 30% of the Portfolios' assets to 25%. Accordingly, the investment in other underlying Funds will be increased. This minor adjustment will not change the target asset class allocations of the Portfolios nor, therefore, their investment objectives. The targets will remain as they currently are: Income Portfolio--20% stocks, 60% bonds, 20% reserves; Conservative Growth Portfolio--40% stocks, 40% bonds, 20% reserves; Moderate Growth Portfolio--60% stocks, 40% bonds; and the Growth Portfolio--80% stocks, 20% bonds.

     The new Fund investment allocations for each Portfolio are listed in the following table:

                                                                                Conservative         Moderate
Investment                                                   Income                Growth             Growth            Growth
Category             Underlying Vanguard Funds              Portfolio            Portfolio           Portfolio         Portfolio
----------------------------------------------------------------------------------------------------------------------------------
STOCKS

     U.S.            VIT-Total Stock Market Portfolio           5%                  20%                 35%               50%

     Int'l           VIEIF-European and Pacific
                     Portfolios   (1)                           0                    5                   10               15
BONDS
                     VFISF-Short-Term Corporate,
                     Intermediate-Term Corporate,
                     Long-Term Corporate, and GNMA
                     Portfolios (2)                             50                   30                  30               10

RESERVES
                     VFISF-Short-Term Corporate
                     Portfolio                                  20                   20                  0                 0

ASSET ALLOCATION
COMPONENT
                     Vanguard Asset Allocation Fund             25                   25                  25               25
                                                             ---------------------------------------------------------------------
                                                               100%                 100%                100%             100%

(1) The Portfolios will invest in the European and Pacific Portfolios so that the combined weights parallel the Morgan Stanley Capital International Europe, Australia and Far East (EAFE) Index.

(2) The Portfolios will divide their investments equally (i.e. 25% each) between these four Vanguard Fixed Income Securities Fund Portfolios.

NOTE: Because of the fluctuating stock/bond ratio within Vanguard Asset Allocation Fund, the allocation of stocks, bonds, and reserves in each Vanguard LIFEStrategy Portfolio will fluctuate, but is expected to remain close to its respective target allocations over time.

Vanguard STAR Fund (the "Fund") has recently received an order of the Securities and Exchange Commission permitting the Fund to acquire up to 100% of the voting shares of any of the Vanguard Funds in which it invests. The recent order supersedes a prior order that permitted STAR Fund to operate as a "fund of funds" (purchasing shares of other mutual funds) subject to the limitation that it could not acquire more than 10% of the outstanding voting shares of any Vanguard Fund it acquired. The recent order also permits the Board of Directors/Trustees of the Vanguard Funds to modify the Funds' Service Agreement to provide that STAR Fund may become a member of The Vanguard Group of Investment Companies without bearing duplicative capital contribution or expense allocation costs.

ALL VANGUARD FUNDS
The Vanguard Funds have adopted the following new administrative policies:
         1.  NEW MINIMUM INITIAL INVESTMENT AMOUNTS.   Effective January 1,
1996, all Vanguard Funds will increase their minimum initial investments for individual retirement accounts (IRAs) and Uniform Gifts/Transfers to Minors Act accounts from $500 to $1,000. All Vanguard Funds will retain their current minimum initial investments for other types of accounts, except for Vanguard STAR Portfolio and Vanguard/Trustees' Equity Fund. Vanguard STAR Portfolio will increase its minimum initial investment for other types of accounts from $500 to $1,000. Vanguard/Trustees' Equity Fund will decrease its minimum initial investment for other types of accounts from $10,000 to $3,000.
                                                                  (over, please)
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         2.   NEW LOW BALANCE FEE.   Beginning in 1996, all Vanguard Funds will
automatically deduct a $10 annual fee from non-retirement accounts with balances falling below a minimum level. This fee deduction will occur mid-year and is designed to offset the disproportionately high costs of servicing accounts with low balances. The low balance fee will apply to Uniform Gifts/Transfers to Minors Act accounts and Vanguard STAR Portfolio accounts with balances falling below $500. For all other Vanguard Fund accounts, the fee will apply to balances falling below $2,500. The fee will be waived for investors whose aggregate Vanguard Fund assets total $50,000 or more, and will not apply to IRAs and other Vanguard retirement plan accounts. (Please note, however, that a separate custodial fee applies to IRAs and other Vanguard retirement plan accounts.)

                                                                            PSCS